Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 894,510,000
Previously Paid Amount	0
Total Fee Amount	123,531.83
Total Offset Amount	0
Net Fee	$ 123,531.83